ADVISORSHARES TRUST

AdvisorShares PURE US CANNABIS ETF

NYSE Arca ticker: MSOS

Supplement dated November 24, 2021 to the

Statement of Additional Information dated November 1, 2021

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (the “SAI”) for the AdvisorShares Pure US Cannabis ETF (the “Fund”) and should be read in conjunction with that document.

Effective immediately, the following non-fundamental policy is added to the SAI with respect to the Fund:

The Fund may not invest in other investment company securities in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.